                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of Earliest Event Reported): March 15, 2000


                               ________________



                        FIRST DEPOSIT BANCSHARES, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)


                 Georgia                                  000-26033              58-2443683
-----------------------------------------------           ---------              ----------
(State or other jurisdiction of incorporation        (Commission File No.)      (IRS Employer
               or organization)                                               Identification No.)


                            8458 Campbellton Street
                       Douglasville, Georgia  30134-1803
        --------------------------------------------------------------
         (Address of principal executive offices, including zip code)
                                (770) 942-5108
              --------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                         ----------------------------
                       (Former name or Former Address if
                          Changed Since Last Report)

                        FIRST DEPOSIT BANCSHARES, INC.
                     INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events

         The Registrant announced that it had received the required approvals necessary to implement a stock repurchase plan to purchase up to 5% of its outstanding common stock held by persons other than First Deposit Bancshares, Inc. The Registrant will purchase up to 72,450 shares of its outstanding common stock. For further details, reference is made to the Press Release dated
March 15, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements And Exhibits

(c)  Exhibits

     99  Press Release dated March 15, 2000.


                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST DEPOSIT BANCSHARES, INC.



Date:  March 15, 2000                     /s/ J. David Higgins
                                          --------------------
                                          J. David Higgins
                                          President and Chief Executive Officer